Exhibit 99.1
PRIDE INTERNATIONAL RIG STATUS
June 2, 2006
Offshore Fleet

Current Contract [1]
Rig Name	Design	Area	From	To	Dayrate [2]	Comments
OWNED UNITS
Drillships - 2
Pride Africa	10,000' WD, DP	W Africa	Dec-04	Jan-10	Low $170s
Pride Angola	10,000' WD, DP	W Africa	Jul-05	Jun-10	Low $170s
Semisubmersibles - 12
Pride Brazil	5,000' WD, DP	Brazil	Jul-01	Jul-06	Mid $130s
			Jul-06	Jul-08	High $150s	15% potential performance bonus included
Pride Carlos Walter	5,000' WD, DP	Brazil	Jun-01	Jun-06	Mid $130s	25 days SPS Q3 '06
			Jul-06	Jul-08	High $150s	15% potential performance bonus included
Pride North America	7,500' WD, Conv	Egypt	Jan-06	Jan-08	Low $200s
Pride North Sea	1,000' WD, Conv	Tunisia	Apr-06	Jul-06	Low $100s	SPS through mid April '06
			Jul-06	Dec-06	High $110s
			Jan-07	Jul-07	Low $120s	Priced Option - Not Yet Exercised
Pride Portland	5,700' WD, DP	Brazil	Oct-05	Oct-10	Low $160s	15% potential performance bonus included
Pride Rio de Janeiro	5,700' WD, DP	Brazil	Nov-05	Nov-10	Low $160s	15% potential performance bonus included
Pride South America	4,000' WD, DP, WO	Brazil	Jan-03	Feb-07	High $90s	18% potential performance bonus included
Pride South Atlantic	1,500' WD, Conv	Brazil	Aug-06	Sept-06	Low $100s	90 days SPS Q2/Q3 '06
			Oct-06	Jan-07	Mid $140s
Pride South Pacific	6,500' WD, Conv	W Africa	Feb-06	Mar-07	Mid $140s
Pride South Seas	1,000' WD, Conv	S Africa	Jul-05	Aug-06	High $60s
			Aug-06	Feb-07	High $60s
		Namibia	Feb-07	Jul-07	Low $230s
Pride Venezuela	1,500' WD , Conv	W Africa	Sep-06	Mar-08	High $250s	95 days SPS/Repairs/Upgrade/Transit Q2/Q3 '06
			Apr-08	Sep-08	High $250s	Priced Option - Not Yet Exercised
Pride Mexico	2,650' WD , Conv	Mexico	Oct-03	Apr-07	Low $50s
Jackups - 28
International (5)
Pride Cabinda	300' ILC	W Africa	Sep-05	Oct-07	High $50s
Pride Hawaii	300' ILC	SE Asia	Jun-05	Nov-06	High $50s
			Nov-06	Jan-07	Mid-$140s	60 days SPS/Transit Q1 '07
		India	Apr-07	Apr-10	Mid-$140s
Pride Montana	270' ILC	Mid-East	Jun-04	Jun-07	Low $40s
			Jun-07	Jun-08	Low $40s	Priced Option - Not Yet Exercised
Pride North Dakota	250' ILC	Mid-East	May-05	May-08	High $50s
			May-08	May-10	High $50s	Priced Option - Not Yet Exercised
Pride Pennsylvania	300' ILC	India	Jun-03	Aug-06	High $50s
			Aug-06	Oct-09	Mid $110s
Gulf of Mexico — Mexico (11)
Pride Alabama	200' MC/TD	Mexico	Jul-03	Mar-07	Mid $30s
Pride Arkansas	200' MC/TD	Mexico	Nov-03	Oct-06	Mid $30s
Pride California	250' MS/TD	Mexico	Oct-05	Jun-06	Mid $50s	75 days Survey/Transit Q3 '06
			Sep-06	Oct-07	High $120s
Pride Colorado	200' MC/TD	Mexico	Jul-03	Jun-07	Mid $30s
Pride Louisiana	250' MS/TD	Mexico	Apr-02	Jul-06	Low $30s	21 days Survey Q3 '06
			Sep-06	Mar-07	Mid $120s
Pride Nebraska	200' MC/TD	Mexico	Jun-06	Jun-08	Low $100s	60 days Survey/Transit Q2 '06
Pride Nevada	200' MC/TD	Mexico	Apr-02	Jul-06	Low $30s	60 days Survey/Transit Q3 '06
			Sep-06	Sep-07	Mid $130s

Note: Items in boldface type reflect updates from the last publicly released rig status report.

[1]	Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects. Priced options are agreements to allow the client to extend the contract beyond the stated expiration date at the listed dayrate (unless stated otherwise).

[2]	Dayrates shown estimate average revenue per day in $000’s. They include deferred mobilization amortization and potential performance bonus, and exclude reimbursable items, demobilization fees, and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning contract expiration dates and dayrates. Such statements are subject to a number of risks, uncertainties and assumptions, including early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties and other factors described in Pride’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.prideinternational.com. Pride cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
[Key: DP-Dynamically-positioned. Conv-Conventionally moored. WO-Workover/Intervention. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive.]

Offshore Fleet (cont’d)

Current Contract [1]
Rig Name	Design	Area	From	To	Dayrate [2]	Comments
Pride South Carolina	200' MC/TD	Mexico	Mar-06	Mar-08	Low $100s
Pride Texas	300' MC/TD	Mexico	Jun-05	Jun-07	Low $60s
Pride Wisconsin	300' ILS/TD	Mexico	Dec-03	Dec-06	Mid $30s
Gulf of Mexico — USA (12)
Pride Alaska	250' MC/TD	USA	Nov-05	Aug-06	Mid $120s	Dayrate indexed to market
Pride Arizona	250' MS/TD	USA	Jun-05	Jun-06	Low $100s	Dayrate indexed to market
Pride Florida	200' MC/TD	USA	Mar-06	Mar-07	High $110s	Dayrate indexed to market
Pride Georgia	250' MS/TD	USA	Dec-05	Dec-06	Low $120s	Dayrate indexed to market
Pride Kansas	250' MC/TD	USA	May-06	May-07	Mid $120s	Dayrate indexed to market
Pride Michigan	250' MS	USA	May-06	Nov-06	Low $80s
Pride Mississippi	200' MC/TD	USA	May-06	Jul-06	Mid $110s
Pride Missouri	250' MC/TD	USA	Feb-06	Feb-07	Mid $120s	Dayrate indexed to market
Pride New Mexico	200' MC	USA	Aug-05	Aug-06	Low $110s	Dayrate indexed to market
Pride Oklahoma	250' MS/TD	USA	Jul-06	Jan-07	Mid $60s	Shipyard: Life Enhancement Q2 '06
Pride Tennessee	300' ILC/TD	USA				Shipyard: Life Enhancement Q1-Q3 '06
Pride Utah	80' MC/TD	USA	May-06	Aug-06	Low $70s
Pride Wyoming	250' MS	USA	May-06	Jul-06	Mid $80s
			Jul-06	Aug-06	High $110s
Platform Rigs - 12
Platform Rigs — Mexico	3 Units	Mexico	Various	Various	Mid $20s [3]	3 of 3 rigs contracted
Platform Rigs — USA	9 Units	USA	Various	Various	High $20s [3]	4 of 9 rigs contracted
Tenders - 3
Al Baraka 1	650' WD	W Africa	Jan-05	Apr-07	Low $40s
			Apr-07	Apr-08	Low $40s	Priced Option - Not Yet Exercised
Alligator	330' WD	W Africa	Jul-04	Jun-06	Low $40s
			Jun-06	Oct-06	Low $40s	Priced Option - Exercised
			Oct-06	Jun-07	Low $40s	Priced Option - Not Yet Exercised
Barracuda	330' WD	W Africa	Mar-06	Dec-06	Low $60s
			Jan-07	Dec-07	High $60s	Priced Option - Not Yet Exercised
Barges - 3
Bintang Kalimantan	21' WD	W Africa				Available
Pride I	150' WD	Venezuela	Jan-06	Jun-06	Low $30s
Pride II	150' WD	Venezuela	Jan-06	Jun-06	High $20s
MANAGED UNITS [5]
Deepwater Drilling Management - 7
Kizomba A	TLPDrilling Rig	W Africa	Dec-03	Dec-08	* *	Management fee
Kizomba B	TLPDrilling Rig	W Africa	Mar-05	Mar-10	* *	Management fee
Holstein	Spar Drilling Rig	USA	Aug-04	Apr-09	* *	Management fee
Mad Dog	Spar Drilling Rig	USA	Sep-04	Sep-09	* *	Management fee
Thunderhorse	Semisubmersible	USA	Apr-05	Apr-10	* *	Management fee

Note: Items in bold face type reflect updates from the last publicly released rig status report.

[1]	Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects. Priced options are agreements to allow the client to extend the contract beyond the stated expiration date at the listed dayrate (unless stated otherwise).

[2]	Dayrates shown estimate average revenue per day in $000’s. They include deferred mobilization amortization and potential performance bonus, and exclude reimbursable items, demobilization fees, and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

[3]	Average contract dayrate for the rig class.

[4]	** Not applicable.

[5]	The wells being drilled by the GP 19 and GP 20 have been completed and both rigs are being prepared for final delivery to the owner of the rigs.
[Key: DP-Dynamically-positioned. Conv-Conventionally moored. WO-Workover/Intervention. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive.]

Land Fleet

	Rig Count		Contracted
Country	Total	Contracted	Utilization
Argentina Drilling	47	45	96%
Argentina Workover	102	101	99%
Bolivia Drilling	4	1	25%
Bolivia Workover	2	2	100%
Colombia Drilling	12	11	92%
Colombia Workover	7	7	100%
Mexico Workover	1	1	100%
Venezuela Drilling	8	7	88%
Venezuela Workover	25	18	72%
Subtotal Latin America Land	208	193	93%
Russia / Kazakhstan	3	1	33%
Chad	5	5	100%
Other Land	2	1	50%
Total Rigs	218	200	92%